SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2002

HPL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32967	77-0550714
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2033 Gateway Place, San Jose, California		95011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone no., including area code:  (408) 437-1466

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5.  Other Events.

                On July 19, 2002, HPL Technologies, Inc. issued a press release announcing accounting irregularities involving revenue reported during prior periods.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

 Exhibits.

99.1	Press Release issued by HPL Technologies, Inc. on July 19, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HPL TECHNOLOGIES, INC.

Date: July 19, 2002	/s/ Michael Scarpelli
Michael Scarpelli
Chief Financial Officer

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EXHIBIT INDEX

Exhibit

99.1	Press Release issued by HPL Technologies, Inc. on July 19, 2002.